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                             THE VANTAGEPOINT FUNDS

     Supplement dated March 7, 2007 to the Prospectus dated May 1, 2006, as supplemented May 25, 2006, May 30, 2006, September 11, 2006, November 7, 2006,
                    December 8, 2006, and February 22, 2006

     This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

The following information should be read in conjunction with the discussion in the prospectus regarding the Short-Term Bond Fund (the "Fund"):

Vantagepoint Investment Advisers, LLC, the adviser to the Fund, proposed, and the Board of Directors approved, a change to the Fund's name and principal investment strategies.

Effective May 1, 2007, the Fund's maximum effective duration of its portfolio will be three years. The Fund currently maintains a maximum average weighted maturity (on a dollar weighted basis) of three years. The name of the Fund has been changed to the Vantagepoint Low Duration Bond Fund. These changes are reflected in an amendment to The Vantagepoint Funds' registration statement that was filed with the Securities and Exchange Commission on February 28, 2007.

Please see the Fund's Prospectus for a full discussion of the Fund's objective, strategies, risks and the expenses of investing in the Fund.

                         [End of Prospectus Supplement]

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                                                            SUPP-011-200703-322F